CERTIFICATE OF DESIGNATION OF

                            PREFERENCES AND RIGHTS OF

                       AMERICAN RADIO SYSTEMS CORPORATION

                   7% CONVERTIBLE EXCHANGEABLE PREFERRED STOCK


          American Radio Systems Corporation, a Delaware corporation (hereinafter called, the "Corporation"), pursuant to Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Restated Certificate of Incorporation of the Corporation (the "Restated Certificate"), the Board of Directors of the Corporation duly adopted the following resolution:

          RESOLVED, that pursuant to Article Four of the Restated Certificate (which authorizes 1,000,000 shares of preferred stock, $.01 par value), the Board of Directors of the Corporation hereby fixes the voting powers, designations and preferences, and the relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of a series of Convertible Exchangeable Preferred Stock.

          RESOLVED, that each share of the Convertible Exchangeable Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

          SECTION 1. Designation; Rank. This series of Preferred Stock shall be designated 7% Convertible Exchangeable Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock"). The Convertible Preferred Stock will rank, with respect to dividend rights and rights on liquidation, winding-up and dissolution, (i) senior to all classes of Common Stock of the Corporation, each other class of capital stock or series of preferred stock established after the date hereof by the Board of Directors of the Corporation (or, to the extent permitted by the General Corporation Law of the State of Delaware, the Executive Committee thereof) (the "Board") which does not expressly provide that it ranks senior to or on a parity with the Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively referred to with the Common Stock of the Corporation as "Junior Securities");
(ii) on a parity with each other class of capital stock or series of preferred





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stock issued by the Corporation  established after the date hereof by the Board, which expressly provides that such series will rank on a parity with the Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively referred to as "Parity Securities"); and (iii) junior to each other class of capital stock or series of preferred stock established after the date hereof by the Board the terms of which specifically provide that such series will rank senior to the Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively referred to as "Senior Securities").

          SECTION 2. Authorized Number. The number of shares constituting the Convertible Preferred Stock shall be 137,500 shares.

          SECTION 3. Dividends. Holders of shares of the Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Board out of funds of the Corporation legally available for payment, cash dividends at an annual rate of 7%, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing September 30, 1996. Each dividend will be payable to holders of record as they appear on the stock transfer books of the Corporation on a record date, not more than 60 nor less than 10 days before the payment date, fixed by the Board. Dividends will be cumulative from the date of original issuance of the Convertible Preferred Stock. Dividends payable on the Convertible Preferred Stock for each full dividend period will be computed by annualizing the dividend rate and dividing by four. Dividends payable for any period less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Convertible Preferred Stock will not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any accrued and unpaid dividends.

          No full dividends may be declared or paid or funds set apart for the payment of dividends on any Parity Securities for any period unless full cumulative dividends shall have been paid or set apart for such payment on the Convertible Preferred Stock. If full dividends are not so paid, the Convertible Preferred Stock shall share dividends pro rata with the Parity Securities. No dividends may be paid or set apart for such payment on Junior Securities (except dividends on Junior Securities in additional shares of Junior Securities) and no Junior Securities may be repurchased, redeemed or otherwise retired nor may funds be

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set apart for payment with respect thereto, if full dividends have not been paid on the Convertible Preferred Stock.

          SECTION 4. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment or distribution of assets is made on any Junior Securities, including, without limitation, Common Stock of the Corporation, the holders of Convertible Preferred Stock shall receive a liquidation preference of $1,000 per share and shall be entitled to receive an amount equal to all accrued and unpaid dividends through the date of distribution, and the holders of any Parity Securities shall be entitled to receive an amount equal to the full respective liquidation preferences (including any premium) to which they are entitled and shall receive an amount equal to all accrued and unpaid dividends with respect to their respective shares through and including the date of distribution. If, upon such a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation are insufficient to pay in full the amounts described above as payable with respect to the Convertible Preferred Stock and any Parity Securities, the holders of the Convertible Preferred Stock and such Parity Securities will share ratably in any such distribution of assets of the Corporation first in proportion to their respective liquidation preferences until such preferences are paid in full, and then in proportion to their respective amounts of accrued but unpaid dividends. After payment of any such liquidation preference and accrued dividends, the shares of Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Neither the sale or transfer of all or substantially all the assets of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or other entity or a merger of any other corporation or other entity with or into the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation.

          SECTION 5. Voting Rights. (a) In addition to such other vote, if any, as may be required by Delaware law or provided by the resolution creating any other series of preferred stock to the extent such resolution refers to the Convertible Preferred Stock, so long as any shares of Convertible Preferred Stock are outstanding, the vote or consent of the holders of a majority of the outstanding shares of Convertible Preferred Stock and any Parity Securities, voting together as a single class (with each share being entitled to the number of votes otherwise

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specified, if so specified, for such securities) without regard to series, shall be necessary to (i) issue, authorize or increase the authorized amount of, or issue, authorize or increase the authorized amount of any obligation or security convertible into or evidencing a right to purchase, any class or series of Senior Securities, (ii) increase or decrease the par value of the shares of Convertible Preferred Stock or (iii) alter or change the powers, preferences, or special rights of the shares of Convertible Preferred Stock so as to affect them adversely.

          (b) Prior to the Debenture Exchange Date (as defined in Section 10(a) below), the Corporation shall not amend or modify the Indenture (as defined in
Section 10(a) below), without the affirmative vote or consent of holders of at least a majority of the outstanding shares of Convertible Preferred Stock, voting together as a single class; provided, however, that the Corporation and the Trustee (as defined in Section 10(a) below) shall be permitted, without any vote or consent of such holders, to effect any amendments to the Indenture that could have been effected under the Indenture without the consent of holders of Exchange Debentures (as defined in Section 10(a) below) if any Exchange Debentures were then outstanding.

          (c) (i) In the event that dividends on the Convertible Preferred Stock, if any are then outstanding, remain unpaid in cash in an amount equal to six full quarterly dividends, the maximum authorized number of directors of the Corporation will be increased by two and holders of Convertible Preferred Stock shall be entitled to vote their shares of Convertible Preferred Stock, together with the holders of any Parity Securities upon which like voting rights have been conferred and are exercisable, in accordance with the procedures set forth below, to elect, as a class, an additional two directors; provided, however, that (x) holders of Convertible Preferred Stock and such Parity Securities shall not elect as director any individual who if so elected would cause the Corporation to be in violation of the Communications Act of 1934, as amended, or the rules and regulations of the Federal Communications Commission (the "FCC"), and (y) if the exercise of such right by the holders of the Convertible Preferred Stock and such Parity Securities would cause the Corporation or any of its subsidiaries not to qualify for a license granted by the FCC that is necessary for the continued operation of the Corporation or such subsidiaries, the Board shall be increased, and such holders shall be entitled to vote their shares to elect only such lesser number, including zero, of directors as would not result in the Corporation or such subsidiaries not qualifying for such license. So long as

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any shares of Convertible  Preferred Stock shall be outstanding,  the holders of
Convertible Preferred Stock shall retain the right to vote and elect, with the holders of any such Parity Securities, voting together as a single class (with each share being entitled to the number of votes otherwise specified for such securities) without regard to series, such number of directors until all dividends on the Convertible Preferred Stock, if any are then outstanding, are paid in full or declared and set aside for payment. Such period is hereinafter referred to as a "default period".

          (ii) So long as any shares of Convertible Preferred Stock shall be outstanding, during any default period, such voting right of the holders of Convertible Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) below or at any annual meeting of stockholders. The absence of a quorum of holders of Common Stock or any class thereof shall not affect the exercise of such voting rights by the holders of Convertible Preferred Stock and Parity Securities.

          (iii) Unless the holders of Convertible Preferred Stock and Parity Securities so entitled, if any are then outstanding, have, during an existing default period, previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than 5% of the outstanding shares of Convertible Preferred Stock and such Parity Securities, taken together as a single class, may request, the calling of a special meeting of holders of Convertible Preferred Stock and such Parity Securities, if any are then outstanding, which meeting shall thereupon be called by the Chairman of the Board, the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Convertible Preferred Stock and such Parity Securities are entitled to vote pursuant to this paragraph shall be given to each holder of record of Convertible Preferred Stock by mailing a copy of such notice to such holder at such holder's last address as the same appears on the stock transfer books of the Corporation. Such meeting shall be called for a time not later than twenty
(20) days after such order or request, or, in default of the calling of such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 5% of the outstanding shares of Convertible Preferred Stock and such Parity Securities, taken together as a single class. Notwithstanding the provisions of this paragraph, no such special meeting shall be called during the period within ninety (90) days immediately preceding the date fixed for the next annual meeting of stockholders.

          (iv) During any default period, the holders of Common Stock of the Corporation, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect all of the directors unless and until the holders of Convertible Preferred Stock and Parity Securities so entitled shall have exercised their right to elect two directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Convertible Preferred Stock and such Parity Securities shall continue in office until the earlier of (A) such time as their successors shall have been elected by such holders or (B) the expiration of the default period, and (y) any vacancy in the Board may be filled by vote of the remaining director or directors, if any, theretofore elected by the holders of the class or classes of stock which elected the director whose office shall have become vacant. References in this paragraph to directors elected by the holders of a particular class or classes of stock shall include directors elected by such director or directors to fill vacancies as provided in clause (y) of the foregoing sentence.

          (v) Immediately upon the expiration of a default period, (x) the right of the holders of Convertible Preferred Stock to elect directors shall cease,
(y) the term of office of any directors elected by the holders of Convertible Preferred Stock and such Parity Securities as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Restated Certificate or bylaws of the Corporation irrespective of any increase made pursuant to the provisions of subparagraph (i) of this paragraph (such number being subject, however, to change thereafter in any manner provided by law or in the Restated Certificate or bylaws of the Corporation).

          SECTION 6. Conversion.

          (a) Right to Convert. Each share of Convertible Preferred Stock will be convertible at any time at the option of the holder thereof into such number of whole shares of Class A Common Stock, par value $.01 per share, of the Corporation (the "Class A Common Stock") as is equal to the aggregate liquidation preference of the shares of Convertible Preferred Stock surrendered for conversion divided by the conversion price of $42.50 per share of Class A Common Stock, subject to adjustment as described below (the "Conversion Price"). Holders of Convertible Preferred Stock will not be entitled to any payment or adjustment on account of accrued and unpaid dividends upon conversion of the Convertible Preferred Stock. Shares of Convertible Preferred Stock surrendered for conversion during the period after any dividend payment record date and prior to the corresponding dividend payment date (unless such shares shall have been called for redemption on a redemption date within such period or on such dividend payment date) must be accompanied by payment of an amount equal to the dividend payable on such shares on such dividend payment date. Shares of Convertible Preferred Stock called for redemption will not be convertible after the close of business on the business day preceding the date fixed for redemption, unless the Corporation defaults in payment of the redemption price. No fractional shares of Class A Common Stock will be issued as a result of conversion, but in lieu thereof, an amount equal to the fair market value (as determined by the Board, whose good faith determination shall be conclusive evidence of such fair market value, and described in a board resolution) of such fractional interest will be paid in cash by the Corporation, unless payment in cash is prohibited by the terms of the Corporation's indebtedness, in which case fractional shares will be issued or, at the sole discretion of the Corporation, such fractional shares will be rounded up to the nearest full share.

         (b) Anti-dilution Provisions. The Conversion Price is subject to adjustment from time to time as follows:

          (i) In case the Corporation shall (1) pay a dividend or make a distribution on Class A Common Stock in shares of Class A Common Stock, (2) subdivide its outstanding shares of Class A Common Stock into a greater number of shares or (3) combine its outstanding shares of Class A Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such action shall be adjusted as provided below so that the holder of any Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Class A Common Stock which such holder would have been entitled to receive immediately following such action had such security been converted immediately prior thereto. An adjustment made pursuant to this subparagraph
     (i) shall become effective immediately,  except as provided in subparagraph
     (v) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

          (ii) Except as otherwise provided in subparagraph (vi) below, in case the Corporation shall issue rights, warrants or options to all holders of Class A Common

     Stockentitling them (for a period expiring within forty-five (45) days after the record date therefor) to subscribe for or purchase shares of Class A Common Stock at a price per share less than the Current Market Price per share (as defined in subparagraph (iv) below) of the Class A Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

                    (1) the Conversion Price in effect  immediately prior to the date of issuance of such rights, warrants or options by a fraction, of which

                    (2) the numerator shall be (A) the number of shares of Class
               A Common Stock outstanding on the date of issuance of such rights, warrants or options immediately prior to such issuance, plus (B) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price (determined by multiplying such total number of shares by the sum of the exercise price of such rights, warrants or options plus the fair market value of any consideration paid to the Corporation for such rights, warrants or options and dividing the product so obtained by such Current Market Price), and of which

                    (3) the  denominator  shall be (A) the  number  of shares of
               Class A Common Stock outstanding on the date of issuance of such rights, warrants or options, immediately prior to such issuance, plus (B) the number of additional shares of Class A Common Stock which are so offered for subscription or purchase.

               Such adjustment shall become effective immediately, except as provided in subparagraph (v) below, after the record date for the determination of holders entitled to receive such rights, warrants or options.

               (iii) Except as otherwise provided in subparagraph (vi) below, in case the Corporation shall distribute to substantially all holders of Class A Common Stock evidences of indebtedness, equity securities (including equity interests in the Corporation's subsidiaries) other than Class A Common Stock or other assets (other than cash dividends), or shall distribute to substantially all holders of Class A Common Stock rights, warrants or options to subscribe to securities (other than those referred to in subparagraph (ii) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the Current Market Price per share (as defined in subparagraph (iv) below) of the Class A Common Stock on the record date mentioned below less the then fair market value of the portion of the assets, evidences of indebtedness and equity securities so distributed or of such subscription rights, warrants or options applicable to one share of Class A Common Stock, and of which the denominator shall be such Current Market Price per share of the Class A Common Stock. For the purposes of this subparagraph (iii), in the event of a distribution of shares of capital stock or other securities of any subsidiary as a dividend on shares of Class A Common Stock, the then fair market value of the shares or other securities so distributed shall be deemed to be the market value of such shares or other securities. Such adjustment shall become effective immediately, except as provided in subparagraph
          (v) below, after the record date for the determination of stockholders entitled to receive such distribution.

               (iv) For the purpose of any computation under subparagraphs (ii) and (iii) above, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the Last Sale Prices of a share of Class A Common Stock for the five (5) consecutive Trading Days commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the date in question and the date before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this Certificate of Designation, the term (i) "Last Sale Price" means the last sale price of the Class A Common Stock as reported on the composite tape for New York Stock Exchange listed stocks (or if not listed or admitted to trading on such exchange, then on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on NASDAQ or a similar organization if NASDAQ is no longer reporting information) on the last Trading Day prior to the date in question or if no such sale takes place on such day, the last sale price for such day shall be the average of the closing bid and asked prices regular way on the New York Stock Exchange (or if not listed or admitted to trading on such exchange, then on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, on NASDAQ or a similar organization if NASDAQ is no longer reporting information) on such day; (ii) "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market; and (iii) "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Class A Common Stock trades regular way on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading (or if not so listed or admitted on NASDAQ or a similar organization if NASDAQ is no longer reporting trading information) without the right to receive such issuance or distribution.

               (v) In any case in which this Section shall require that an adjustment be made immediately following a record date, the Corporation may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Corporation shall, with respect to any security converted after such record date and before such adjustment shall have become effective (a) defer making any cash payment or issuing to the holder of such security the number of shares of Common Stock and other capital stock of the Corporation issuable upon such conversion in excess of the number of shares of Common Stock and other capital stock of the Corporation issuable thereupon only on the basis of the Conversion Price prior to adjustment, and (b) not later than five (5) business days after such adjustment shall have become effective, pay to such holder the appropriate cash payment and issue to such holder the additional shares of Common Stock and other capital stock of the Corporation issuable on such conversion.

               (vi) No adjustment in the  Conversion  Price shall be required if securityholders are offered the right to participate in the transaction on a basis and with notice that the Board determines in good faith to be fair and appropriate in light of the basis and notice on which holders of Class A Common Stock participate in the transaction. In addition, no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this subparagraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                   (vii) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly mail or cause to be mailed to each holder of Convertible Preferred Stock at such holder's address as the same appears on the stock transfer books of the Corporation a notice setting forth the Conversion Price after such adjustment and setting forth in reasonable detail the facts requiring such adjustment and the calculations on which the adjustment is based, which notice shall be conclusive evidence of the correctness of such adjustment.

                  (viii) To the extent permitted by law, the Corporation from time to time may reduce the Conversion Price by any amount for any period of at least twenty (20) days (or such other period as may then be required by applicable law), if the Board has made a determination in good faith that such reduction would be in the best interests of the Corporation, which determination shall be conclusive. No reduction in the Conversion Price pursuant to this subparagraph shall become effective unless the Corporation shall have mailed a notice, at least fifteen (15) days prior to the date on which such reduction is scheduled to become effective, to each holder of shares of the Convertible Preferred Stock. Such notice shall be given by first class mail, postage prepaid, at such holder's address as the same appears on the stock transfer books of the Corporation. Such notice shall state the amount per share by which the Conversion Price will be reduced and the period for which such reduction will be in effect.

                    (ix) At its option, the Corporation may make such reduction in the Conversion Price, in addition to those otherwise required by this Section, as the Board deems advisable to avoid or diminish any income tax to holders of Class A Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes; provided, however, that any such reduction shall not be effective until written evidence of the action of the Board authorizing such reduction shall be filed with the secretary of the Corporation and notice thereof shall have been given by first class mail, postage prepaid, to each holder of shares of the Convertible Preferred Stock at such holder's address as the same appears on the stock transfer books of the Corporation.

          (c) Consolidation, Merger or Sale of Assets

          If any transaction shall occur, including without limitation (i) any recapitalization or reclassification of shares of Class A Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Class A Common Stock), (ii) any consolidation or merger of the Corporation with or into another person or any merger of another person into the Corporation (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of Class A Common Stock), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, or (iv) any compulsory share exchange, pursuant to which any holders of Class A Common Stock shall be entitled to receive other securities, cash or other property, then appropriate provision shall be made so that the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of the securities, cash or other property that would have been receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer, or share exchange by a holder of the number of shares of Class A Common Stock issuable upon conversion of such share of Convertible Preferred Stock immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, after giving effect to any adjustment in the Conversion Price in accordance with
Section 9 hereof, and the Corporation shall not enter into any such merger, consolidation or sale, unless the person formed by such consolidation or resulting from such merger or that acquires such assets or that acquires the Corporation's shares, as the case may be, shall make provisions in its certificate of incorporation or other constituent document to establish such right. Such certificate of incorporation or other constituent document shall provide for adjustments that, for events subsequent to the effective date of such certificate of incorporation or other constituent documents, shall be as nearly equivalent as may be practicable to the relevant adjustments provided for in this Section.

          (d) Accrued Dividends. Dividends shall cease to accrue on shares of the Convertible Preferred Stock surrendered for conversion into Class A Common Stock.

          (e) Mechanics of Conversion. Before any holder of Convertible Preferred Stock shall be entitled to convert the same into shares of Class A Common Stock or other securities, cash or other property and to receive certificates or other evidences of ownership therefor, such holder shall surrender the certificate or certificates for the Convertible Preferred Stock to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for the Convertible Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same. The Corporation shall, within ten (10) days after such delivery, issue and deliver at such office to such holder of the Convertible Preferred Stock (or to any other person specified in the notice delivered by such holder), a certificate or certificates for the number of shares of Class A Common Stock or other securities, cash or other property to which such holder shall be entitled as aforesaid and a check payable to the holder for any cash amounts payable as the result of a conversion into fractional shares of Class A Common Stock or other securities. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock on such date. In case any certificate for shares of the Convertible Preferred Stock shall be surrendered for conversion of only a part of the shares represented thereby, the Corporation shall deliver within ten (10) days at such office to or upon the written order of the holder thereof, a certificate or certificates for the number of shares of Convertible Preferred Stock represented by such surrendered certificate which are not being converted. Notwithstanding the foregoing, the Corporation shall not be obligated to issue certificates or other evidences of ownership evidencing the shares of Class A Common Stock or other securities issuable upon such conversion unless the certificates evidencing the Convertible Preferred Stock are either delivered to the Corporation or its transfer agent or the Corporation or its transfer agent shall have received evidence satisfactory to it evidencing that such certificates have been lost, stolen or destroyed and the holder of such
Convertible Preferred Stock executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates and, if requested by the Corporation, furnishes an indemnity bond of a recognized insurance company in an amount and on terms satisfactory to the Corporation with respect to any such loss. The issuance of certificates or other evidences of ownership of shares of Class A Common Stock or other securities issuable upon conversion of shares of Convertible Preferred Stock shall be made without charge to the converting holder for any tax imposed in respect of the issuance thereof; provided, however, that the Corporation shall not be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate or other evidence of ownership in a name other than that of the holder of the shares of Convertible Preferred Stock being converted.

          (f) No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Convertible Preferred Stock against impairment.

          SECTION 7. (a) Optional Redemption. After July 15, 1999, the Corporation may, at its option, redeem all or from time to time any part of the shares of Convertible Preferred Stock, out of funds legally available therefor, upon giving a notice of redemption as set forth below at the following redemption prices per share (expressed as a percentage of the $1,000 liquidation preference thereof), plus an amount equal to accrued and unpaid dividends, if any, up to but excluding the date fixed for redemption, if redeemed during the twelve-month period commencing immediately after July 15 of the years indicated below:

                                                    Redemption
               Year                                    Price

               1999..............................      104.9%
               2000..............................      104.2
               2001..............................      103.5
               2002..............................      102.8
               2003..............................      102.1
               2004..............................      101.4
               2005..............................      100.7
               2006 and thereafter...............      100.0

          If fewer than all of the outstanding shares of the Convertible Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board in good faith and the shares to be redeemed will be determined pro rata as nearly as practicable, or by such other method as the Board may determine to be fair and appropriate. In the event that any quarterly dividends payable on the Convertible Preferred Stock are in arrears, the Convertible Preferred Stock may not be redeemed unless all outstanding shares of Convertible Preferred Stock are simultaneously redeemed or the outstanding shares of the Convertible Preferred Stock are redeemed on a pro rata basis.

          Notice of redemption shall be given by mail, not less than thirty (30) nor more than sixty (60) days prior to the date fixed for redemption thereof, to each record holder of the shares of Convertible Preferred Stock to be redeemed at the address of such holder in the stock register of the Corporation. If a notice of redemption has been given, from and after the specified redemption date (unless the Corporation defaults in making payment of the redemption price), dividends on the Convertible Preferred Stock so called for redemption will cease to accrue, such shares will no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive the redemption price) will cease.

          SECTION 8. Payment of Excess Cash Dividends. If the Corporation shall declare and pay cash dividends on the Class A Common Stock in an annualized per share amount which exceeds the greater of (i) the annualized per share amount of the immediately preceding cash dividend on the Class A Common Stock (as adjusted to reflect any of the events described in Section 6 hereof) and (ii) 15% of the Last Sale Price of the Class A Common Stock as of the Trading Day immediately preceding the date of declaration of such dividend (the per share amount of any such excess, to the extent of such excess, being herein called an "Excess Amount"), then in any such event the holders of the Convertible Preferred Stock then outstanding shall have the right to receive, and the Corporation will pay to each such holder, at the time of the payment of the Class A Common Stock dividend, an amount equal to such Excess Amount (on the basis of the number of shares of Class A Common Stock that would have been issued to such holder upon conversion of the Convertible Preferred Stock held by such holder on the record date for the payment of such dividend).

          SECTION 9. Change in Control. If there occurs a Change in Control (as hereinafter defined) with respect to the Corporation, then shares of Convertible Preferred Stock may be converted (the "Special Conversion Rights"), at the option of the holders thereof at any time from the date of such Change in Control until the expiration of forty-five
(45) days after the date of the Conversion Notice (as defined below), into the number of shares of Class A Common Stock determined by dividing (i) the $1,000 liquidation preference of the Convertible Preferred Stock, plus accrued and unpaid dividends, if any, up to but excluding the date of the Change in Control by (ii) the Special Conversion Price (as defined below). The "Special Conversion Price" shall be an amount equal to the greater of (i) the average of the Last Sale Prices of a share of Class A Common Stock for the last five (5) Trading Days before the Change in Control or (ii) 66 2/3% of the Last Sale Price (adjusted for any stock splits or combinations) of the Class A Common Stock as of the date immediately prior to the filing of this Certificate of Designation with the Secretary of State of Delaware.

          Within five (5) days after the occurrence of a Change in Control, the Corporation shall give notice of the occurrence of the Change in Control and of the Special Conversion Rights set forth herein in accordance with the procedures set forth below to each holder of a share of Convertible Preferred Stock (the "Conversion Notice").

          Each Conversion Notice shall state:

               (1) that a Change in Control has occurred (and shall specify the date of occurrence), and that the holder's Special Conversion Rights may be exercised in accordance with this Section;

               (2) the expiration date of the Special Conversion Rights and the Special Conversion Price;

               (3) that a holder of a share of Convertible Preferred Stock which desires to exercise the Special Conversion Rights must deliver on or before the fifth day prior to the expiration date of the Special Conversion Rights written notice to the Corporation of the holder's exercise of such option, together with the certificate evidencing such holder's shares with respect to which the option is being exercised, duly endorsed for transfer;

               (4) the applicable Special Conversion Price and the Conversion Price;

               (5) a description of the procedures which a holder must follow to exercise its Special Conversion Rights;

               (6) that holders of shares of the Convertible Preferred Stock electing to have such shares converted will be required to surrender the certificates evidencing such shares of Convertible Preferred Stock for delivery of shares of Class A Common Stock; and

               (7) that the Corporation has the right, at its option, to pay any holder electing to exercise the Special Conversion Rights an amount of cash equal to the $1,000 liquidation preference, plus an amount equal to any accrued and unpaid dividends, in which event no conversion into Class A Common Stock will occur.

          The Conversion Notice shall be given by first class mail, postage paid, to the holders of record of the shares of the Convertible Preferred Stock at their respective addresses as the same shall appear on the stock transfer books of the Corporation.

          No failure of the Corporation to give the foregoing Conversion Notice shall limit any holder's right to exercise its Special Conversion Rights.

          Exercise of the Special Conversion Rights by the holder of a share of Convertible Preferred Stock will be irrevocable. The Corporation shall not enter into any consolidation, merger or sale of assets unless, in connection therewith, the holders of Convertible Preferred Stock exercising their Special Conversion Rights will be entitled to receive the same consideration as received for the number of shares of Class A Common Stock into which their shares of Convertible Preferred Stock would have been converted pursuant to the Special Conversion Rights. The Special Conversion Rights are in addition to the regular conversion rights that apply to the Convertible Preferred Stock.

          The Corporation may, at its option, elect to pay holders of the Convertible Preferred Stock exercising their Special Conversion Rights an amount in cash equal to the $1,000 liquidation preference of the Convertible Preferred Stock, plus an amount equal to any accrued and unpaid dividends, if any, up to but excluding the date of the Change in Control, in which event no conversion pursuant to the exercise of the Special Conversion Rights will occur, unless the Corporation defaults in making payment of such amount.

          A "Change in Control" is deemed to have occurred when (i) any person or group other than one or more of Steven B. Dodge, Thomas H. Stoner, any of their affiliates or any person employed by the Corporation in a management capacity as of June 19, 1996 (or any group of which any of them is a member, collectively, a "Permitted Owner") acquires beneficial ownership of, directly or indirectly, shares of capital stock of the Corporation sufficient to entitle such person to exercise more than 50% of the total voting power of all classes of capital stock entitled to vote in elections of directors (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise), or (ii) the Corporation sells, leases, exchanges or transfers (in one transaction or a series of related transactions) all or substantially all of its assets to any person or group (in each instance, as the term "person" or "group" is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than one or more Permitted Owners.

          SECTION 10. Exchange Provisions. (a) Shares of Convertible Stock will be exchangeable at the option of the Corporation, out of funds legally available therefor, in whole but not in part, on any March 31, June 30, September 30 or December 31 commencing June 30, 1997 (a "Debenture Exchange Date"), through the issuance of the Corporation's 7% Convertible Subordinated Debentures due 2011
(the "Exchange Debentures") in redemption of and in exchange for shares of Convertible Preferred Stock, in the manner provided in this Section 10. The Exchange Debentures will be subject to the terms and conditions of the indenture dated June 25, 1996 (the "Indenture") between the Corporation and the Trustee, a copy of which is on file at the principal executive offices of the Corporation. The "Trustee" is Bank of Montreal Trust Company or any successor Trustee appointed in accordance with the terms of the Indenture.

          (b) Holders of the Convertible Preferred Stock will be entitled to receive Exchange Debentures at the rate of $1,000 principal amount of Exchange Debentures for each share of Convertible Preferred Stock. Such exchange may be made only if, at the time of the exchange, (i) there shall be no dividend arrearage (including the dividend payable on the date of exchange) on shares of Convertible Preferred Stock, and (ii) no Event of Default (as defined in the

Indenture) under the Indenture shall have occurred and be continuing.

          (c) The Corporation will mail notice of its intention to redeem through such an exchange to each holder of record of the Convertible Preferred Stock not less than thirty (30) nor more than sixty (60) days before the Debenture Exchange Date. Such notice shall be given by first class mail, postage prepaid, to the holders of record of shares of Convertible Preferred Stock at their respective addresses as the same shall appear on the stock transfer books of the Corporation, specifying the Debenture Exchange Date and the place where certificates for shares of Convertible Preferred Stock are to be surrendered for Exchange Debentures and stating that dividends on shares of the Convertible Preferred Stock will cease to accrue on the Debenture Exchange Date, but neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular holder shall affect the sufficiency of the notice or the validity of the proceedings for exchange with respect to the other holders. Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. If notice of exchange has been given pursuant to this subsection then (unless the Corporation defaults in issuing Exchange Debentures in exchange for the Convertible Preferred Stock or fails to pay or set aside for payment accrued and unpaid dividends on the Convertible Preferred Stock as set forth in subsection
(d) below and notwithstanding that any certificates for shares of Convertible Preferred Stock have not been surrendered for exchange) on the Debenture Exchange Date the holders of Convertible Preferred Stock will cease to be stockholders with respect to such shares and will have no interests in or claims against the Corporation by virtue thereof (except the right to receive Exchange Debentures in exchange therefor and accrued and unpaid dividends on the Convertible Preferred Stock to the Debenture Exchange Date) and will have no voting, conversion or other rights with respect to such shares, and all shares of Convertible Preferred Stock will no longer be outstanding.

          Upon the surrender (and endorsement, if required by the Corporation) in accordance with such notice of the certificate for shares of Convertible Preferred Stock, such certificates shall be exchanged for Exchange Debentures and such accrued and unpaid dividends in accordance with this subsection. Notwithstanding the foregoing, if notice of redemption and exchange has been given pursuant to this subsection and any holder of shares of Convertible Preferred Stock shall, prior to the close of business on the fifth day preceding the Debenture Exchange Date, give written notice to the Corporation pursuant to Section 6 hereof of the conversion of any or all of the shares of Convertible Preferred Stock held by such holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Corporation, and any necessary transfer tax payment, as required by Section 6 hereof), then such exchange shall not become effective with respect to such shares and any funds which have been deposited by the Corporation, or on its behalf, with a paying agent or segregated and held in trust by the Corporation for the redemption and exchange of such shares shall immediately upon such conversion be returned to the Corporation, or, if then held in trust by the Corporation, shall be discharged from such trust.

          (d) No shares of Convertible Preferred Stock may be exchanged for Exchange Debentures unless the Corporation has paid or set aside for the benefit of the holders of the Convertible Preferred Stock all accrued and unpaid dividends on the Convertible Preferred Stock to the Debenture Exchange Date.

          SECTION 11. Status of Reacquired Shares. If shares of the Convertible Preferred Stock are converted pursuant to Section 6 or Section 9 hereof, redeemed pursuant to Section 7 or Section 9 hereof or exchanged pursuant to
Section 10 hereof, the shares so converted, redeemed or exchanged shall, upon compliance with any statutory requirements, assume the status of authorized but unissued shares of preferred stock of the Corporation.

          SECTION 12. Reserved Shares. So long as any shares of Convertible Preferred Stock remain outstanding, the Corporation agrees to keep reserved for issuance in connection with the conversion of the Convertible Preferred Stock at all times a number of authorized but unissued shares of Class A Common Stock at least equal to the number of shares of Class A Common Stock issuable upon conversion (including, without limitation, as a consequence of the anti-dilution provisions of Section 6 hereof) of all shares of Convertible Preferred Stock outstanding at such time.

          SECTION 13. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by first class mail, postage prepaid, or when sent by telex or telecopier (with receipt confirmed), provided a copy is also sent by first class mail, postage prepaid, or express (overnight, if possible) courier, addressed (i) in the case of a holder of the

Convertible Preferred Stock, to such holder's address of record, and (ii) in the case of the Corporation, to the Corporation's principal executive offices to the attention of the Corporation's Chief Executive Officer and Chief
Financial Officer.

          SECTION 14. Amendments and Waivers. Any right, preference, privilege or power of, or restriction provided for the benefit of, the Convertible Preferred Stock set forth herein may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Corporation and the vote or consent of the holders of a majority of the shares of Convertible Preferred Stock then outstanding, and any amendment or waiver so effected shall be binding upon the Corporation and all holders of the Convertible Preferred Stock.

          IN WITNESS WHEREOF, American Radio Systems Corporation has caused this Certificate of Designation to be duly executed by its duly authorized officer and attested by its secretary this __th day of June, 1996.


                               AMERICAN RADIO SYSTEMS CORPORATION


                               By:_______________________________
                                  Name:
                                  Title:



ATTEST:



_____________________________
Name:
Title:  Secretary